UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 12, 2022

KINGSTONE COMPANIES, INC.
(Exact Name of Registrant as Specified in Its Charter)

000-01665
(Commission File Number)

Delaware	36-2476480
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

15 Joys Lane
Kingston, New York 12401
(Address of principal executive offices, including zip code)

(845) 802-7900
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	KINS	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On January 12, 2022, Kingstone Companies, Inc. (the “Company”) issued a press release (the “Press Release”) announcing that it will hold a conference call for analysts and investors on March 11, 2022 at 8:30 A.M. ET to discuss its fiscal 2021 fourth quarter and full year 2021 financial results.  The Press Release also indicated that the Company’s year-end results are scheduled for release shortly after the stock markets close on the previous day, March 10, 2022.  In addition, the Press Release announced that Kingstone Insurance Company, the Company’s wholly-owned subsidiary, has finalized a new 30% personal lines quota share treaty for the period December 31, 2021 through December 31, 2022 and added an additional layer to its existing single risk excess of loss treaty.   A copy of the Press Release is furnished as Exhibit 99.1 hereto.
The information in the Press Release is being furnished, not filed, pursuant to this Item 7.01.  Accordingly, the information in the Press Release will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this Report with respect to the Press Release is not intended to, and does not, constitute a determination or admission by the Company that the information in this Report with respect to the Press Release is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release, dated January 12, 2022, issued by Kingstone Companies, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINGSTONE COMPANIES, INC.

Dated: January 12, 2022	By:	/s/ Barry B. Goldstein
Barry B. Goldstein
President and CEO